Annual Meeting of Stockholders November 6, 2006 Exhibit 99.1

Safe Harbor Disclosure

In no circumstances will U.S. Energy Systems, Inc. (the ***"Company"***), the Company's shareholders or any of their respective subsidiaries, affiliates, representatives, partners, directors, officers, employees, advisers or agents (collectively, the ***"Relevant Parties"***) be responsible for any of the information in this presentation. The information in this presentation is supplied as a guide only and this document does not purport to contain all the information that an interested party may require. Any interested party must make its own investigations and form its own view as to the condition and prospects of the Company and the accuracy and completeness of the statements contained in this presentation.

Forward-looking Statements

This presentation includes certain statements, estimates and projections with respect to the Company's anticipated future performance which constitute "forward-looking statements" within the meaning of US securities laws. Forward-looking statements include statements concerning the plans, objectives, goals, strategies and future operations and performance of the Company and the assumptions underlying these forward-looking statements. The Company uses the words "potential", "prospects", "anticipates", "estimates", "expects", "believes", "intends", "plans", "may", "will", "should", and other similar expressions to identify forward-looking statements. These statements, estimates and projections reflect various assumptions concerning anticipated results and are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, there can be no assurance that such statements, estimates and projections will be realised.

The forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company's actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. No representations are or will be made by any party as to the accuracy or completeness of such statements, estimates and projections or that any projection will be achieved.

These forward-looking statements speak only as at the date of this presentation. The Company is not obliged, and does not intend, to update or to revise any forward-looking statements, whether as a result of new information, future events or otherwise. All subsequent written or oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the cautionary statements contained throughout this presentation. As a result of these risks, uncertainties and assumptions, a prospective investor should not place undue reliance on these forward-looking statements.

No Reliance and Other Limitations

None of the Relevant Parties has any authority to make or give any representation or warranty whatsoever in relation to the business or prospects of the Company and makes no such representation or warranty.

This presentation is made on the condition that none of the Relevant Parties or any other person whatsoever is liable for any error, omission or inaccuracy therein or for any person placing reliance on such presentation, including any error or omission or inaccuracy resulting from any negligent act or omission of any of the Relevant Parties or any other person. No party accepts any responsibility or gives any undertaking to provide further information, including any information required to correct any earlier inaccuracy or error.

The information contained in this presentation does not, and will not, form any part of a contract or offer for sale. Furthermore it does not constitute an offer capable of acceptance and no binding commitment may be entered into on the basis of the information contained in this presentation.

Nothing in this presentation constitutes, or should be taken as constituting, the giving of investment advice by any of the Relevant Parties.

Key 2005 Initiatives
Streamline operations and consolidate back office functions -
Accomplished
Improve the management of the company’s liquidity –
Accomplished
Develop new business initiatives for the company and explore new areas of activity in the energy field –
Accomplished
Upgrade personal and add depth to the company --
Accomplished
Broaden capital sources and improve communications with the
investment community –
Accomplished

Strategy & Direction
Our corporate strategy is to focus on the renewable
energy,
clean energy
and power generation
–
‘Clean & Green’.
With our management expertise in operations, finance and
turnarounds we believe that we can significantly increase the value of our business.
It is our intention in the forthcoming year to improve our
capital position, reduce our capital costs and position the
company for further growth and expansion.
We are committed to growing long term shareholder value by
acquiring and enhancing undervalued high potential ‘Clean &
Green’ energy assets.

Opportunity: $1B + Market Cap in Three Years

Offshore Oil Fields in the North Sea
Offshore Gas Fields in the North Sea

UKENERGY SYSTEMS LTD. -
UKES
6 gas fields, 4 producing and 2 to be
developed
46 bcf of P1 reserves and 64 bcf of P2
reserves
42 MW gas-fired power plant
Long term PPA and GSA with Scottish
Power Energy (A2/A-)
Extract Project’s full potential by
combined ownership of gas fields and
power plant

US Energy Systems inc

LOCKTON
PL 007
LOCKTON EAST-1
Scarborough
WYKEHAM
AL 006
PICKERING
KIRBY
MISPERTON
MALTON
DL 005
MARISHES
PL 080b
Knapton
Electricty
Generation
Station
PL 081
PL 079
PL 080a
WHENBY - 1
HIGH HUTTON
TORNTON LE CLAY - 1
BARTON - 1
DUGGLEBY - 1
FORDON
HUMANBY - 1
RUDSTON
CAYTHORPE
NORTH DALTON - 1
Viking UK Gas Ltd
NORTH YORKSHIRE
FIELD DISTRIBUTION
AND
REGIONAL INFASTRUCTURE
GAS FIELD
PIPELINE
0
10 Km

Full
Development Plan
NTS Pipeline (approx)
Development and tie-in of
Ebberston Moor Field
Connection to NTS
for export and spot sales
Fully develop existing
producing fields
Exploit major prospects
on Viking blocks

Install new gas conditioning modules Install sales gas export line to NTS UKENERGY SYSTEMS LTD. - UKES

US Energy Systems inc

Viking
Scarborough
Wykeham
Newton
Structure
Knapton Power Station
MALTON
MARISHES
Hunmanby
Fordon
PEDL081
Viking
Langtoft
Rudston

Offshore-sized Potential: Newton
Surrounded by production and
additional prospects
Mapped on 2D seismic
Low-risk prospect
– Bright spots/flat spots
– Higher relief than
surrounding fields
– 1   trap out of source basin
Evaluation plan
– Acquire 3D seismic and drill
prior to NTS construction
Prospect potential
– 350 to 1000 Bcf
Production potential
– 100+ mmcfd
Newton Prospect
st

Additional Upside from Existing Fields
– 3P
Strong likelihood that substantial additional reserves may be available in the Ryedale and Ebberston Moor fields
Additional wells are planned to access other formations with more gas
100bcf to 150 bcf, split between KAF formations (Marishes,
Pickering and Ebberston Moor) and Namurian (Marishes and
Pickering)
Additional reserves will substantially increases the production profile of the development
Cash flow of more than $80 million annually
3D seismic analysis will provide more detail and quantification on the 3P reserves

UK Pictures

USENERGY
RENEWABLES 2007 Goals
Refinance current debt
Establish development team and strategy
Accounting upgrade
Develop Illinois Strategy
Obtain committed capital
Establish USEY Renewables
Expand into other renewable markets

USEnergySystemsinc

Landfill Gas
Pretreatment
Inlet Separator
Compressor
Landfill Gas
Methane Gas
(mixed with CO_2)
Electric Utility

Landfill Gas to Electric Energy Process

USENERGY
RENEWABLES-Growth Strategy
Expansion of existing portfolio
Obtaining gas rights for landfill expansions
Unlock value in intangibles
Reduce well drilling costs
Expansion into other technologies
Credit trading
Establish long term success incentives

Questions